UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): Septem,ber 27, 2012
Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
5215 N. O’Connor Blvd., Suite 1400 Irving, Texas 75039 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 27, 2012, Nexstar Broadcasting, Inc. (“Nexstar”), an indirect wholly-owned subsidiary of Nexstar Broadcasting Group, Inc., and Mission Broadcasting, Inc. (“Mission”) entered into amendments to each of their senior secured credit facilities.

The amendments, among other things, (i) limit the annual purchase consideration paid for all acquisitions by Nexstar and Mission to not exceed $30,000,000 if the consolidated total leverage ratio is equal to or greater than 7.50 to 1.00 immediately after giving effect to such transaction, (ii) limit the annual purchase consideration paid for all acquisitions by Nexstar and Mission to not exceed $50,000,000 if the consolidated total leverage ratio is less than 7.50 to 1.00 after giving effect to such transaction, and (iii) limit the aggregate cumulative consideration paid for all acquisitions by Nexstar and Mission to not exceed $75,000,000 for the period commencing on April 19, 2010 through any date of any such proposed acquisitions.

The foregoing description is qualified in its entirety by reference to the text of the amendments, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Sixth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of September 19, 2012 (Executed on September 27, 2012), by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

10.2
Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of September 19, 2012 (Executed on September 27, 2012), by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several Banks parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NEXSTAR BROADCASTING GROUP, INC.

Date: October 3, 2012	By: Name: Title:	/s/ Thomas E. Carter Thomas E. Carter Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Sixth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of September 19, 2012 (Executed on September 27, 2012), by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

10.2
Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of September 19, 2012 (Executed on September 27, 2012), by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several Banks parties thereto.